UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2006
Sirna Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27914 (Commission File No.)	34-1697351 (I.R.S. Employer Identification Number)
185 Berry Street, Suite 6504
San Francisco, California 94107
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 512-7200
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS
On Thursday, December 14, 2006, Sirna Therapeutics, Inc., a Delaware corporation (the “Company”) and Merck & Co, Inc., a New Jersey corporation (“Merck”) issued a joint press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger of a wholly-owned subsidiary of Merck with the Company.
A copy of the joint press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Joint Press Release issued by Merck and the Company on December 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 14, 2006
SIRNA THERAPEUTICS, INC.
(Registrant)

By:	/s/ Howard W. Robin

Name:	Howard W. Robin
Title:	President and Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Joint Press Release issued by Merck and the Company on December 14, 2006.